UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Adivsors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2004

Date of reporting period: December 31, 2003

Item 1. Report to Stockholders.

McCarthy Fund
(MGAMX)

[INSERT LOGO]

Semi-Annual Report
For the Six Months Ended
December 31, 2003

McCarthy Fund
A Series of Trust for Investment Managers
(MGAMX)

Semi-Annual Letter to Shareholders
December 31, 2003

Dear Fellow Shareholder:

The McCarthy Fund’s performance for various periods ended December 31, 2003 and the performance for the Standard & Poor’s 500 Index are shown below:

Time Period	McCarthy Fund	Standard & Poor’s 500 Index	MGAMX Versus Index

Three months	11.90%	12.18%	(0.28)%
Six months	16.88%	15.14%	+1.73%
One year	32.26%	28.68%	+3.58%
Annualized since inception	1.19%	(1.50)%	+2.69%
Calendar year 2003 ended with McCarthy Fund shares 32.26% higher than they started the year. The McCarthy Fund’s share price gains for the last six and twelve months exceeded the considerable gains of the Standard & Poor’s 500 stock index for the same periods. Since its August 6, 2001 inception, the McCarthy Fund’s annualized return has rallied into positive territory and leads the Standard & Poor’s 500 stock index by 2.69% per year.

Which security positions had a material impact on performance?

Over the last six months, most stocks in the McCarthy Fund performed well. The gains provided by the following companies had a significant impact on the McCarthy Fund’s performance:

•
Tyco International gained 40%, for the six-month period. Tyco continued its recovery under the leadership of CEO Ed Breen. Mr. Breen has stabilized Tyco’s financial situation, hired a capable management team and made progress toward improving Tyco’s sullied corporate image.

•
3Com Corporation gained 75%. We had purchased shares at a value that approximated 3Com’s balance sheet cash equivalents. 3Com shares rocketed upward as investors considered the potential of the company’s joint venture with China’s Huawei Technologies.

•
Novell, Inc. gained 239%. Much like 3Com, we had purchased Novell shares at a modest premium to its balance sheet cash equivalents. Investors seem to now recognize that Novell is emerging as a key player in the Linux software market, with a sizable opportunity in Linux management and enterprise-class support capabilities.

•	AdvancePCS gained 38%. AdvancePCS is a pharmacy benefit management company (PBM) that announced it would be acquired by Caremark RX to form the second largest PBM in the U.S.

•	Laboratory Corporation of America gained 24%. The stock had a material impact on performance as it started the six-month reporting period as our largest holding.

No individual stocks had a material negative impact on performance for the six months ended December 31, 2003. However, we initiated a temporary option strategy, late in the report period, which detracted from the Fund’s short-term performance. The strategy utilizes “put” and “call” options on the Standard & Poor’s 500 stock index. The strategy provides a degree of downside protection for the portfolio while capping appreciation potential to a limited extent. We implement the strategy when we believe a capital preservation posture is prudent.

What securities were added and eliminated from the Fund?

The single material stock position added to the McCarthy Fund portfolio during the report period was:

•
Schering Plough Corporation The Schering-Plough Corporation is engaged in the discovery, development, manufacturing and marketing of pharmaceutical products. Shares have steadily declined from near $60 per share in late 2000. We began buying shares near $15 and like the turnaround prospects. Appreciation potential appears to be good with a capable new CEO, a solid balance sheet, billions of dollars in recurring revenue and a promising drug, Zetia, coming online from a joint venture with Merck.

Eliminations from the McCarthy Fund portfolio during the report period were:

•
Universal Forest Products, Efunds Corp, Comverse Technology, Reynolds & Reynolds, Zale Corp, Apache Corp, Celera Genomics, IMS Health, Perrigo Co., Quintiles Transnational Corp., Vital Signs Inc. and several small Real Estate Investment Trust (REIT) positions were sold as they achieved our valuation targets or were acquired.

•	Bisys Group, Inc., Stone Energy Corp. and Orthodontic Centers of America were sold based on our judgment that fundamentals were deteriorating.

What happened to the “Wall of Worry”?

As contrarian investors, we get cautious when the majority of investors are complacent. Individual as well as professional investors seem collectively unworried at this time. The stock market risk/reward situation is clearly less compelling than it was in early 2003. This would seem intuitive when one considers that the Standard & Poor’s 500 stock index has gained about 39% from its March 2003 low. Worries about Iraq, domestic terrorism and the plunging U.S. dollar have been pushed aside for now. We continue to find stocks with reasonable appreciation potential, but the list of candidates is short. Our long-term outlook for stocks remains positive. Darn it, we just wish that “wall of worry” were there for the stock market to climb!

Thank you again for being our partners in the McCarthy Fund! Our team at the McCarthy Fund invests its money in the Fund in the same manner as every Fund shareholder. We believe our investment in the Fund properly aligns our interests with yours now and in the future.

Sincerely,
McCarthy Group Asset Management, Inc.

Richard L. Jarvis	Art N. Burtscher
Chairman - Chief Investment Officer	President

Past performance of the Fund and the S&P 500 Index is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses. Annualized return is from inception through the most recent calendar quarter end (12/31/03). Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.

The Fund may purchase and write call and put options on securities and securities indices, which is a principal investing risk. Writing a covered call is the selling of a call option for an equity security that is currently held in the portfolio. If the underlying security reaches the strike price of the option, the writer of the option is obligated to deliver the number of shares for which the call option is written. A given hedging transaction may not achieve its objectives, resulting in possible losses. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

The Fund purchases index put options and writes (sells) index call options. When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently valued until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

Writing (selling) stock index call options limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the option contracts. Buying stock index put options involves the risk of loss of all or part of the cash paid for the put options. In general, the liability recorded upon receipt of written option premiums increases to offset declines and decreases to offset rises in portfolio value.

Opinions expressed are those of Richard L. Jarvis and Art N. Burtscher and are subject to change, are not guaranteed and are not to be considered a recommendation to buy or sell any security.

The information contained in this report is authorized for use when proceeded or accompanied by a prospectus for the McCarthy Fund, which includes more complete information on the risks, charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money. The Fund is distributed by Quasar Distributors, LLC. 01/04

TEN LARGEST HOLDINGS (Represent 47.0% of Net Assets at December 31, 2003)

Tyco International Ltd. (TYC)	5.4%
Diversified manufacturing and service company that provides electrical and electronic components, energy solutions, and power products; operates and maintains undersea cable communications systems; installs and services fire detection and suppression systems; provides electronic security systems; specialty valves; and disposable medical supplies and other specialty products.

AdvancePCS (ADVP)	5.3%
AdvancePCS is a prescription benefit management company (PBM) that offers a range of health improvement services to customers in the United States. AdvancePCS has agreed to merge with Caremark RX to form the second largest PBM.

Laboratory Corporation of America (LH)	5.2%
An independent clinical laboratory company that offers different clinical laboratory tests which are used by the medical profession in routine testing, patient diagnosis, and in the monitoring and treatment of disease.

3Com Corporation (COMS)	5.1%
3Com Corporation provides data and voice networking products and solutions, as well as support and maintenance services, for enterprises and public sector organizations of all sizes.

Schering Plough Corporation (SGP)	5.1%
Schering-Plough Corporation is engaged in the discovery, development, manufacturing, and marketing of pharmaceutical products. The Company operates primarily in the prescription pharmaceutical marketplace.

Berkshire Hathaway, Inc. Class B (BRK/B)	4.5%
Berkshire Hathaway Inc. is a holding company owning subsidiaries engaged in a number of diverse business activities, the most important of which are insurance businesses conducted on both a primary basis and a reinsurance basis.

Kroger Co (KR)	4.4%
The Kroger Co. (Kroger) operates as a grocery retailer in the United States. The Company also manufactures and processes food for sale by its supermarkets.

Concord EFS, Inc. (CE)	4.1%
Concord EFS, Inc. is an electronic transaction processor that provides the technology and network systems that make payments and other financial transactions fast, efficient, and secure. Concord has agreed to be acquired by First Data Corp.

Liberty Media Corp Cl A (L)	4.1%
Holding company with subsidiaries and investments operating in the media, communications, and entertainment industries. Brands and investments include Encore, STARZ!, Discovery, TV Guide, Fox, USA, QVC, AOL, CNN, TBS, Motorola, and Sprint PCS.

Washington Mutual, Inc. (WM)	3.8%
Financial services company that serves consumers and small- to mid-sized businesses. Through its subsidiaries, Washington Mutual engages in consumer banking, mortgage banking, commercial banking, financial services, and consumer finance.

Portfolio holdings are as of 12/31/03, are subject to change and should not be considered a recommendation to buy or sell any security.

SCHEDULE OF INVESTMENTS at December 31, 2003 (Unaudited)

Shares	COMMON STOCKS: 93.13%	Market Value

	Banks: 3:80%
29,255	Washington Mutual, Inc.	$1,173,711

	Broadcast Service/Program: 4.06%
105,640	Liberty Media Corp. - Class A*	1,256,060

	Building & Construction - Miscellaneous: 0.85%
16,004	Insituform Technologies, Inc. - Class A*	264,066

	Cable TV: 1.52%
72,846	Charter Communications, Inc. - Class A*	292,841
17,174	Insight Communications Company, Inc.*	177,064

		469,905
	Commercial Services: 6.99%
15,000	Coinstar, Inc.*	270,900
85,200	Concord EFS, Inc.*	1,264,368
16,899	Convergys Corp.*	295,057
14,604	NCO Group, Inc.*	332,533

		2,162,858
	Consulting Services: 0.92%
15,200	Right Management Consultants, Inc.*	283,632

	Consumer Products/Miscellaneous: 0.78%
4,100	The Scotts Co. - Class A*	242,556

	Decision Support Software: 0.84%
19,700	NetIQ Corp.	261,025

	Diversified Operations: 7.70%
21,075	Cendant Corp.*	469,340
11,868	FirstService Corp.*#	248,516
62,731	Tyco International Ltd.#	1,662,372

		2,380,228
	Electric Utility: 1.21%
18,468	Westar Energy, Inc.	373,977

	Enterprise Software - Services: 8.76%
194,100	3Com Corp.*	1,585,797
106,906	Novell, Inc.*	1,124,651

		2,710,448

See notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued) at December 31, 2003 (Unaudited)

Shares	COMMON STOCKS: 93.13% (Continued)	Market Value

	Food: 6.20%
8,600	Fresh Del Monte Produce, Inc.#	$204,938
16,666	Safeway, Inc.*	365,152
72,848	The Kroger Co.*	1,348,416

		1,918,506
	Funeral Services and Related Items: 0.89%
48,424	Stewart Enterprises, Inc.*	275,048

	Home Furnishings: 0.62%
9,100	La-Z-Boy, Inc.	190,918

	Human Resource Management: 0.75%
13,550	AMN Healthcare Services, Inc.*	232,518

6,095	Identification Systems/Development: 0.26%
	Paxar Corp.*	81,673

	Insurance: 8.36%
8,400	Allmerica Financial Corp.*	258,468
494	Berkshire Hathaway, Inc. - Class B*	1,390,610
12,800	Horace Mann Educators Corp.	178,816
7,125	Protective Life Corp.	241,110
11,349	Torchmark Corp.	516,833

		2,585,837

	Media: 3.05%	942,676
52,400	Time Warner, Inc.*

	Medical - Drugs: 5.84%
5,116	Merck & Co., Inc.	236,359
90,270	Schering-Plough Corp.	1,569,795

		1,806,154
	Medical - Instruments: 3.35%
26,501	Apogent Technologies, Inc.*	610,583
6,918	Cantel Medical Corp.*	112,002
13,120	CONMED Corp.*	312,256

		1,034,841
	Medical - Labs and Testing Services: 5.20%
43,528	Laboratory Corporation of America Holdings*	1,608,360

	Medical Products: 0.75%
4,500	Johnson & Johnson	232,470

See notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued) at December 31, 2003 (Unaudited)

Shares	COMMON STOCKS: 93.13% (Continued)	Market Value

	Oil - Exploration & Production: 3.28%
11,292	Devon Energy Corp.	$646,580
8,247	Newfield Exploration Co.*	367,321

		1,013,901
	Pharmacy Services: 6.16%
30,856	AdvancePCS	1,624,877
6,900	Omnicare, Inc.	278,691

		1,903,568
	Real Estate Investment Trusts: 1.91%
4,900	Archstone-Smith Trust	137,102
1,759	Avalonbay Communities, Inc.	84,080
3,800	Boston Properties, Inc.	183,122
4,000	Simon Property Group, Inc.	185,360

		589,664
	Retail: 1.78%
7,715	Papa John’s International, Inc.*	257,527
11,100	J.C. Penney Company, Inc.	291,708

		549,235
	Steel Pipe & Tube: 0.94%
21,400	The Shaw Group, Inc.*	291,468

	Telecommunications: 0.70%
9,793	Intrado, Inc.*	214,956

	Toys: 0.59%
9,547	Mattel, Inc.	183,971

	Waste Disposal: 5.07%
19,734	Republic Services, Inc.	505,782
5,800	Waste Connections, Inc.*	219,066
28,500	Waste Management, Inc.	843,600

		1,568,448
	TOTAL COMMON STOCKS
	(cost $22,701,176)	28,802,678

Contracts	PUT OPTIONS PURCHASED: 0.10%

275	Standard and Poor’s 500 Index Put, Expiring January 2004
	Exercise Price $99.50 (Cost $358,325)	30,250

See notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued) at December 31, 2003 (Unaudited)

Shares	PREFERRED STOCKS: 0.01%	Market Value

9,000	Acceptance Insurance Companies, Inc.*	$4,140
	(cost $225,000)

	SHORT-TERM INVESTMENTS: 10.31%

3,188,477	Federated Cash Trust Series II
	(cost $3,188,477)	3,188,477

	TOTAL INVESTMENTS IN SECURITIES
	(cost $26,472,978): 103.55%	32,025,545
	Call Options Written: (3.67%)	(1,135,750)
	Cash and Other Assets in	37,853
	Excess of Liabilities: 0.12%
	NET ASSETS: 100.00%	$30,927,648

SCHEDULE OF CALL OPTIONS WRITTEN at December 31, 2003 (Unaudited)

UNDERLYING INDEX/EXPIRATION
Contracts	DATE/EXERCISE PRICE	Value

275	Standard and Poor’s 500 Index
Expiring January 2004, Exercise Price $107.50
	(Proceeds $411,675)	$ (1,135,750)

* Non-income producing security.
# U.S. security of foreign issuer.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2003 (Unaudited)

ASSETS
Investments, at market value (cost $26,472,978)	$32,025,545
Cash	1,186
Receivables:
Fund shares issued	50,814
Dividends receivable	11,591
Prepaid expenses	4,433

Total Assets	32,093,569

LIABILITIES
Call options written, at value (proceeds $411,675)	1,135,750
Payables:
Fund shares redeemed	2,000
Due to advisor	2,890
Due to custodian	2,521
Due to administrator	3,886
Due to fund accounting	2,774
Due to transfer agent	3,728
Accrued expenses	12,372

Total Liabilities	1,165,921

NET ASSETS	$30,927,648

Net asset value, offering and redemption price per share [$30,927,648 / 3,018,514 shares outstanding; unlimited number of shares (par value $0.01) authorized]	$10.25

COMPONENTS OF NET ASSETS
Paid-in capital	$28,088,820
Undistributed net investment loss	(84,607)
Accumulated net realized loss on investments	(1,905,059)
Net unrealized appreciation/(depreciation) of:
Investments	5,552,569
Options written	(724,075)

4,828,494

Total Net Assets	$30,927,648

See notes to financial statements.

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 2003 (Unaudited)

INVESTMENT INCOME
Dividend income	$ 94,187
EXPENSES
Advisory fees (Note 3)	135,883
Administration fees (Note 3)	21,455
Fund accounting fees	14,669
Transfer agent fees	14,040
Professional fees	12,666
Custody fees	7,259
Trustee fees	3,467
Shareholder reporting	2,781
Miscellaneous	1,534
Insurance	1,486
Registration fees	954

Total expenses	216,194
Less: advisory fee waiver (Note 3)	(37,400)

Net expenses	178,794

NET INVESTMENT LOSS	(84,607)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	897,110
Net change in unrealized appreciation on investments	3,640,912

Net realized and unrealized gain on investments	4,538,022

Net increase in net assets resulting from operations	$4,453,415

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2003	Year Ended
	(Unaudited)	June 30, 2003
OPERATIONS
Net investment loss	$(84,607)	$ (89,900)
Net realized gain/(loss) on investments	897,110	(1,407,396)
Change in net unrealized
appreciation/(depreciation) on investments	3,640,912	2,900,083

Net increase/(decrease) in net assets
resulting from operations	4,453,415	1,402,787
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—
From net realized gains	—	—

Total decrease in net assets
resulting from distributions	—	—

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	423,278	(1,603,059)

Total increase/(decrease) in net assets	4,876,693	(200,272)

NET ASSETS
Beginning of period	26,050,955	26,251,227

End of period (Includes undistributed net
investment income/(loss) of ($84,607) and
$0, respectively)	$30,927,648	$26,050,955

  A summary of shares transactions is as follows:

	Six Months Ended
	December 31, 2003		Year Ended
	(Unaudited)		June 30, 2003

	Shares	Value	Shares	Value

Shares sold	109,555	$1,004,858	523,579	$ 3,990,322
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed	(60,603)	(581,580)	(782,737)	(5,593,381)

Net increase/(decrease)	48,952	$423,278	(259,158)	$(1,603,059)

See notes to financial statements

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the periods

	Six Months Ended
	December 31, 2003	Year Ended	Period Ended
	(Unaudited)	June 30, 2003	June 30, 2002*

Net asset value, beginning of period	$8.77	8.13	$10.00

Income from investment operations:
Net investment (loss)/income	(0.03)	(0.03)	0.02
Net realized and unrealized
gain/(loss) on investments	1.51	0.67	(1.85)

Total from investment operations	1.48	0.64	(1.83)

Less distributions to shareholders:
From net investment income	—	—	(0.03)
From net realized gains	—	—	(0.01)

Total decrease from distributions	—	—	(0.04)

Net asset value, end of period	$10.25	$8.77	$8.13

Total return	16.88%[1]	7.87%	(18.40)%[1]

Supplemental data and ratios:
Net assets, end of period (in millions)	$30.9	$26.1	$26.3

Ratio of net expenses to average net assets:
Before expense reimbursement	1.51%[2]	1.56%	1.85%[2]
After expense reimbursement	1.25%[2]	1.25%	1.25%[2]
Ratio of net investment (loss)/income
to average net assets:
Before expense reimbursement	(0.85%)[2]	(0.68%)	(0.41)%[2]
After expense reimbursement	(0.59%)[2]	(0.37%)	0.19%[2]
Portfolio turnover rate	28%[1]	57%	46%[1]

*Commenced operations on August 6, 2001.
1Not annualized.
2Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2003 (Unaudited)

NOTE 1 – ORGANIZATION

The McCarthy Fund (the “Fund”) is a series of shares of beneficial interest of Advisor Series Trust (the “Trust”) which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.
  Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
  Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2003 (Unaudited)

        D.    Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

         E.    Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

        F.    Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

McCarthy Group Asset Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended December 31, 2003, the Fund incurred $135,883 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.25%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.

NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2003 (Unaudited)

For the six months ended December 31, 2003, the Advisor absorbed expenses of $37,400. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $230,286 at December 31, 2003. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

Year	Amount

2005	$112,049
2006	$ 80,837
2007	$ 37,400
U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

Under $24 million	$36,000
$24 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

For the six months ended December 31, 2003, the Fund incurred $21,455 in administration fees.

U.S. Bancorp Fund Services, LLC provides fund accounting services for the Fund. Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

U.S. Bank Trust Services, an affiliate of USBFS, serves as custodian to the Fund.

Certain officers of the Trust are also officers of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended, December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $8,044,838 and $7,419,458, respectively.

NOTE 5 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2003 (Unaudited)

As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$ 26,183,016

Gross tax unrealized appreciation	$ 7,337,194
Gross tax unrealized depreciation	(1,494,665)

Net tax unrealized appreciation	$ 5,842,529

Cumulative tax cost adjustments	$ 289,962

Undistributed ordinary income	$ —
Undistributed long-term capital gain	—

Total distributable earnings	—

Other accumulated gains/losses	$ (1,905,059)

Total accumulated earnings/(losses)	$ 1,615,097

(a) Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales and investments in Real Estate Investment Trusts.

At June 30, 2003, the Fund’s fiscal year end, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of ($2,017,664). For tax purposes, such losses will be deferred until the year ending June 30, 2004.

The tax composition of dividends during the six months ended December 31, 2003, was as follows:

	2003	2002
Ordinary income	$ —	$44,980
Long term capital gains	—	22,042

As of June 30, 2003, the Fund did not have any distributable earnings.

NOTICE TO SHAREHOLDERS December 31, 2003 (Unaudited)

How To Obtain A Copy Of The Fund’s Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-811-0228 or on the U.S. Securities and Exchange Commission’s website at sec.gov.

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Advisor
McCarthy Group Asset Management, Inc.
1125 South 103rd Street, Suite 450
Omaha, Nebraska 68124-6019

Distributor
Quasar Distributor, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank Trust Services
425 Walnut Street M/L 6118
Cincinnati, Ohio 45202

Transfer Agent
Orbitex Data Services, Inc.
14707 California Street, Suite 5
Omaha, Nebraska 68154
1-866-811-0228

Legal Counsel
Paul, Hastings, Janofsky & Walker
55 Second Street, 24th Floor
San Francisco, California 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.
[For periods ending after January 1, 2004.]

Not applicable

Item 10. Controls and Procedures.

  The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.
  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 11. Exhibits.

  (1) Any code of ethics or amendment thereto.  - Not applicable
  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. - Filed herewith.
  (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.-  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)_/s/ Eric M. Banhazl
                     Eric M. Banhazl, President

Date February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ Eric M. Banhazl
                               Eric M. Banhazl, President

Date_February 27, 2004___________________________________

By (Signature and Title)*  /s/ Doug Hess
                       Doug Hess, Treasurer

Date_February 27, 2004 _________________________________